UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2022

SERITAGE GROWTH PROPERTIES

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-37420	38-3976287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Fifth Avenue, Suite 1530 New York, New York	10110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 355-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common shares of beneficial interest, par value $0.01 per share	SRG	New York Stock Exchange
7.00% Series A cumulative redeemable preferred shares of beneficial interest, par value $0.01 per share	SRG-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01

Preliminary Proxy Statement

On July 7, 2022, Seritage Growth Properties (the “Company”) issued a press release announcing the filing of its preliminary proxy statement (the “Preliminary Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the Company’s 2022 Annual Meeting of Shareholders (the “Annual Meeting”). A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 8.01 by reference.

Voting and Support Agreement

On July 6, 2022, the Company entered into a voting and support agreement with Mr. Edward S. Lampert (the “Voting and Support Agreement”), pursuant to which Mr. Lampert has agreed to, among other things, (i) appear at the Annual Meeting or otherwise cause his shares to be counted as present thereat for the purpose of establishing a quorum and (ii) validly vote or cause to be voted at the Annual Meeting all of his shares owned as of the record date for the Annual Meeting in favor of the plan of sale proposal, as more fully described in the Preliminary Proxy Statement. Until July 6, 2022, Mr. Lampert held substantial equity in Seritage Growth Properties, L.P. (the “Operating Partnership”). The Company is the sole general partner of the Operating Partnership.

Pursuant to the Voting and Support Agreement, on July 6, 2022, Mr. Lampert exchanged his entire equity interest in the Operating Partnership for Class A common shares of the Company in accordance with the terms of the partnership agreement of the Operating Partnership. Accordingly, the Company currently owns, directly and indirectly, the entire equity interest in the Operating Partnership. The preceding is summary of the terms of the Voting and Support Agreement and is qualified in its entirety by reference to the full text of the Voting and Support Agreement, which is attached as Exhibit 10.1 to this report and incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Voting and Support Agreement dated as of July 6, 2022, between Seritage Growth Properties and Edward S. Lampert.

99.1	Press release dated July 7, 2022.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERITAGE GROWTH PROPERTIES

By:	/s/ Matthew Fernand
Matthew Fernand
Chief Legal Officer & Corporate Secretary

Date: July 7, 2022